UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 18, 2022

National Research Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35929	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

(402) 475-2525
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.001 Par Value Common Stock	NRC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2022, the Board of Directors (the “Board”) of National Research Corporation (the “Company”), upon the recommendation of the Board’s Nominating Committee, appointed Parul Bhandari to serve as a director and fill a vacancy on the Board, effective immediately. Ms. Bhandari will serve as a Class II director, with a term expiring at the Company’s 2023 annual meeting of shareholders and thereafter until her successor has been duly elected and qualified or until her earlier, death, resignation, or removal. Ms. Bhandari was also appointed to the Strategy, Nominating, and Compensation and Talent Committees of the Board.

There are no arrangements or understandings between Ms. Bhandari and any other person pursuant to which Ms. Bhandari was appointed to serve on the Board.

Ms. Bhandari does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Bhandari will receive compensation, including cash compensation and equity awards, for her services as a director in accordance with the Company’s standard compensation policies for non-employee directors described in the Company’s definitive proxy statement for the 2022 annual meeting of shareholders, as filed with the Securities and Exchange Commission on April 7, 2022 (the “2022 Proxy Statement”).

Item 7.01	Regulation FD Disclosure.

On May 19, 2020, the Company issued a press release announcing Ms. Bhandari’s appointment to the Board. A copy of the press release is attached to this report as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

99	National Research Corporation press release announcing Ms. Bhandari’s appointment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information contained in Items 7.01 and 9.01 of this report and the exhibits hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION
(Registrant)

Date: May 20, 2022	By:	/s/ Kevin R. Karas
Kevin R. Karas
Senior Vice President Finance, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99	National Research Corporation press release announcing Ms. Bhandari’s appointment.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).